UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ENGlobal Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANTORY NOTE

On December 2, 2019, ENGlobal Corporation (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2019 Annual Meeting of Shareholders with the Securities and Exchange Commission (the “SEC”). The Proxy Statement was filed in connection with the Company’s 2019 Annual Meeting of Shareholders to be held on December 30, 2019 (the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card is being filed on this Amendment 1 to Schedule 14A to add new Proposals Three and Four. Proposal Three solicits a non-binding “say-on-pay” advisory vote on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (“Proposal Three” or the “Say-on-Pay Vote”). Proposal Four solicits a non-binding “say-on-frequency” advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers (“Proposal Four” or the “Say-on-Frequency Vote”). Proposal Three and Proposal Four were inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC, and this filing corrects that error. Other than the changes described in this supplement, which adds Proposal Three and Proposal Four, makes other conforming changes to the Proxy Statement, and updates the notice of the Annual Meeting, no other changes have been made to the Proxy Statement, and the Proxy Statement continues to be in full force and effect as originally prepared and continues to seek the vote of Company’s shareholders for the proposals to be voted on at the Annual Meeting. A form of the revised Proxy Card has also been included in this filing.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement, which should be read in its entirety.

654 N. Sam Houston Parkway E., Suite 400
Houston, Texas 77060-5914

SUPPLEMENT TO PROXY STATEMENT
FOR
2019 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 30, 2019

This Proxy Statement Supplement (this “Supplement”) supplements and amends the original definitive proxy statement of ENGlobal Corporation (the “Company”, “we”, or “our”), dated December 2, 2019 (the “Proxy Statement”) for the Company’s 2019 Annual Meeting of Shareholders (the “Annual Meeting”) to (1) add a new Proposal Three to the Proxy Statement that provides for a non-binding “say-on-pay” advisory vote on the compensation of our named executive officers (“Proposal Three” or “Say-on-Pay Vote”), (2) add a new Proposal Four to the Proxy Statement that provides for a non-binding “say-on-frequency” advisory vote on the frequency of future advisory votes on the compensation of our named executive officers (“Proposal Four” or the “Say-on-Frequency Vote”), (3) update the Notice of Annual Meeting to add Proposal Three and Proposal Four, and (4) make additional changes to the Proxy Statement resulting from the addition of Proposal Three and Proposal Four. As previously disclosed in the Proxy Statement, the Annual Meeting will be held on Monday, December 30, 2019 at 10:00 a.m., local time, (or any adjournment thereof) at our headquarters located at 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060.

This Supplement relates to new Proposal Three and new Proposal Four to be considered by shareholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to shareholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement, which was previously or concurrently made available to you or mailed to you. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

This Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. This Supplement, the Updated Notice of Annual Meeting attached hereto as Appendix A, and a revised proxy card (the “Revised Proxy Card”) are being made available on or about December 6, 2019 to all shareholders entitled to vote at the Annual Meeting.

This Supplement and the Revised Proxy Card are both being sent to you as well as being made available to you, along with the Proxy Statement and our Annual Report to Shareholders, on the Internet.  You may read, print and download this Supplement, the Revised Proxy Card, the Proxy Statement, and our Annual Report to Shareholders at http://www.proxyvote.com.

We urge shareholders of record to vote on Proposals One through Four by submitting a Revised Proxy Card. If you return an executed Revised Proxy Card without marking your instructions with regard to the matters to be acted upon, the proxy holders will vote “FOR” the election of director nominees set forth in the Proxy Statement, “FOR” the approval of Proposal Two and Proposal Three, and “3 YEARS” on Proposal Four.

If you have already voted and do not submit a Revised Proxy Card, your previously submitted proxy will be voted at the Annual Meeting with respect to Proposal One and Proposal Two, but will not be counted in determining the outcome of Proposal Three or Proposal Four.

PLEASE NOTE THAT IF YOU SUBMIT A REVISED PROXY CARD IT WILL REVOKE ALL
PROXY CARDS PREVIOUSLY SUBMITTED, SO IT IS IMPORTANT TO INDICATE YOUR VOTE
ON EACH PROPOSAL ON THE REVISED PROXY CARD.

PROPOSALS TO BE VOTED UPON BY SHAREHOLDERS

Information contained in this Supplement relates to Proposal Three and Proposal Four that will be presented to shareholders at the Annual Meeting. Information regarding Proposal One and Proposal Two that will be presented to shareholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on December 2, 2019, and which was previously mailed to you and made available to you.

Please note that we strongly encourage you to read this Supplement and to vote on Proposal Three and Proposal Four.

Vote Required; Effect of Abstentions and Broker Non-Votes.

The approval, on a non-binding advisory basis, of Proposal Three requires the affirmative vote of the holders of a majority of the shares represented at the Annual Meeting, in person or by proxy, entitled to vote. As a result, if you hold your shares in your own name and abstain from voting on Proposal Three, your abstention will have the effect of a vote “AGAINST” Proposal Three. A plurality of votes cast will be used to determine the results of the non-binding advisory vote on Proposal Four. Thus, abstentions will not affect the outcome of the vote on Proposal Four, but abstentions will be counted towards establishing a quorum for the Annual Meeting. Brokers cannot vote on their customers’ behalf on “non-routine” proposals such as Proposal Three and Proposal Four. Because brokers require their customers’ direction to vote on such non-routine matters, it is critical that shareholders provide their brokers with voting instructions. If you hold your shares in “street name” and do not provide voting instructions to your broker or other nominee, your shares will not be voted on Proposal Three and Proposal Four (a “broker non-vote”). A broker non-vote on Proposal Three and Proposal Four presented at the Annual Meeting will have no effect on the approval of either proposal.

Revocation of Proxies/Voting of Shares.

You may revoke your proxy or change your voting instructions by (a) voting in person at the Annual Meeting, (b) casting a vote over the Internet or by telephone at a later date, (c) mailing a proxy card with a later date or (d) sending a written notice of revocation to our Corporate Secretary by mail to ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914 or by facsimile at (281) 878-1010; provided, that, with regard to (b), (c) and (d), the Company receives such change prior to the Annual Meeting. Unless so revoked, the shares represented by such proxies or voting instructions will be voted at the Annual Meeting and all adjournments or postponements of the Annual Meeting. Proxies solicited on behalf of the Board will be voted in accordance with the directions given.

PROPOSAL THREE:
NON-BINDING “SAY-ON-PAY” ADVISORY VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the Proxy Statement in accordance with the SEC’s rules. While this “say-on-pay” vote on executive compensation is not binding, it will provide useful information to our Board and the Compensation Committee regarding our shareholders’ view of our executive compensation philosophy, policies and practices. To the extent there are significant negative advisory votes, we will consider the voting results and take them into consideration in making future decisions about our executive compensation program.

Summary

At the Company’s 2013 annual meeting of shareholders, the option of having this “say-on-pay” vote every three years received the highest number of votes cast by shareholders. Consistent with this desire for a “say-on-pay” vote very three years, we are asking our shareholders to indicate their support for the compensation paid to our named executive officers, as disclosed in the “Executive Compensation Tables” section of the Proxy Statement beginning on page 18.

This proposal gives our shareholders the opportunity to express their views on our executive officer’s compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers, as disclosed in this proxy statement. Accordingly, we ask that our shareholders vote “FOR” the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2019 Annual Meeting of Shareholders, pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and the other related tables and disclosure.”

Vote Required

Approval of the above resolution, on an advisory basis, regarding the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote. For the approval of the above resolution, on an advisory basis, regarding the compensation of our named executive officers, you may vote “FOR” or “AGAINST” or abstain from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this proposal. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares. As a result, broker non-votes are not expected to have an effect on the approval of this proposal.

Recommendation of the Board

The Board recommends that shareholders vote FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement.

PROPOSAL FOUR:
CONDUCT A NON-BINDING “SAY-ON-FREQUENCY” ADVISORY VOTE ON THE FREQUENCY O
FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background

The Dodd-Frank Act enables our shareholders to indicate how frequently they believe we should seek an advisory vote on the compensation of our named executive officers. Shareholders have the option of recommending a frequency vote every year, every two years, or every three years or abstaining from making a recommendation.

Summary

We are asking our shareholders to cast a non-binding advisory vote regarding the frequency of future “say-on-pay” votes. Shareholders may vote for a frequency of every one, two, or three years, or may abstain from voting. This proposal, which is often referred to as a “say-on-frequency” proposal, also is required by the Dodd-Frank Act. Our shareholders voted on a similar proposal at our annual meeting of shareholders in 2013, with a majority of the votes cast voting to hold the say-on-pay vote every three years. Since 2013, we held the say-on-pay vote at the annual meeting in 2016 and are holding it again at this Annual Meeting.

Because this proposal calls for a non-binding advisory vote, our Board and the Compensation Committee may determine to hold “say-on-pay” votes more or less frequently than the option selected by our shareholders (though no less frequently than once every three years). However, our Board and the Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when determining the frequency of future “say-on-pay” votes. In the future, we will continue to provide a “say-on-frequency” vote at least once every six years as required by the Dodd-Frank Act.

Our Board of Directors has considered the advantages and disadvantages of the frequency of the say-on-pay vote. Due to the Company being a smaller reporting company, our Board of Directors believes that a three-year advisory vote on executive compensation would continue to be the most meaningful for our Board of Directors and our Compensation Committee and best serve the interests of our Company and its shareholders.

The Board believes that a say-on-pay vote every three years is most appropriate for a company such as ENGlobal, as this will provide an effective way for the Company to periodically obtain shareholders’ opinions regarding executive compensation and allow adequate time for the Company to respond to shareholder feedback. We believe a three-year cycle will provide shareholders with sufficient time to evaluate the effectiveness of our overall executive compensation strategies and their impact on our performance, financial, and business goals. We also believe an advisory vote occurring once every three years will permit our shareholders to observe and evaluate the impact of any changes to our executive compensation strategies that have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. By contrast, a more frequent advisory vote might lead to a short-term perspective on executive compensation that is inconsistent with the longer-term approach taken by our Compensation Committee and with which we currently view our business.

This vote is advisory and not binding on the Company or the Board in any way. The Board and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our shareholders.

The Revised Proxy Card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board. We have determined to view the alternative receiving the greatest number of votes cast as the advisory vote of the shareholders, although such vote will not be binding on us or our Board. Abstentions and broker non-votes will not affect the outcome of the vote on this proposal.

Vote Required

The alternative “1 YEAR,” “2 YEARS,” or “3 YEARS” receiving the greatest number of votes cast by the shareholders, a plurality, will be the shareholders’ non-binding choice as to the frequency of future “say-on-pay” votes. As a result, abstentions and broker non-votes will not be counted in determining which alternative received the largest number of votes cast and will not affect the outcome of the vote on this proposal. For the advisory vote on the frequency of the “say-on-pay” vote, you may choose between “1 YEAR,” “2 YEARS,” or “3 YEARS” or abstain from voting.

Recommendation of the Board

The Board of Directors recommends that shareholders vote “3 YEARS” on the proposal to determine the frequency of future advisory votes on the compensation of our named executive officers.

IF YOU HAVE ALREADY VOTED, YOUR VOTES WILL BE COUNTED WITH RESPECT TO THE ELECTION OF DIRECTORS IN PROPOSAL ONE AND RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR 2019 IN PROPOSAL TWO. HOWEVER, WE URGE YOU TO CAST YOUR VOTE ON ALL FOUR PROPOSALS USING THE REVISED PROXY CARD EVEN IF YOU HAVE PREVIOUSLY CAST YOUR VOTE ON PROPOSALS ONE AND TWO AS DESCRIBED IN OUR PROXY STATEMENT DATED DECEMBER 2, 2019.

Appendix A

654 N. Sam Houston Parkway E., Suite 400
Houston, Texas 77060-5914

UPDATED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of ENGlobal Corporation (“ENGlobal”) will be held at our headquarters located at 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060, on Monday, December 30, 2019 at 10:00 a.m., local time, for the following purposes, which now include a new Proposal Three and Proposal Four:

(1)	Elect five directors to the Board of Directors of ENGlobal;
(2)	Ratify the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2019;
(3)	Conduct a non-binding “say-on-pay” advisory vote on the compensation of our named executive officers;
(4)	Conduct a non-binding “say-on-frequency” advisory vote on the frequency of future advisory votes on the compensation of our named executive officers; and
(5)	Transact such other business as may properly come before the meeting or any adjournment thereof.

We describe each of these proposals in more detail in our proxy statement and the supplement to the proxy statement, which you should read in its entirety before voting. We mailed the proxy statement supplement (the “Supplement”), including this updated Notice of Annual Meeting, and the updated proxy card to our shareholders beginning on or about December 6, 2019.

The Supplement contains additional information related to the new Proposal Three and Proposal Four to be considered by shareholders at the Annual Meeting. However, the Supplement does not include all of the information provided in connection with the Annual Meeting. Accordingly, we urge you to read the Supplement carefully and in its entirety together with the proxy statement.

We are providing you access to our proxy materials both by previously sending you the proxy statement and by sending you the Supplement, including an updated proxy card, as well as by notifying you of the availability of our proxy materials on the Internet. You may read, print and download our proxy statement, proxy statement supplement, updated proxy card, and annual report at http://www.proxyvote.com.

Only shareholders of record at the close of business on November 25, 2019, are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Each share entitles the holder to one vote. You can vote via the Internet at http://www.proxyvote.com, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting.

Please note that if you have already voted your shares, we strongly encourage you to also vote on Proposal Three and Proposal Four which have been added for shareholders to consider and vote on at the Annual Meeting.

By Order of the Board of Directors,

Mark A. Hess
Chief Financial Officer, Treasurer and Corporate Secretary

ENGLOBAL CORPORATION 654 N. SAM HOUSTON PKWY. E. SUITE 400 Mark Hess; CFO, Treasurer and Corporate Secretary HOUSTON, TX 77060-5914 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 William A. Coskey, P.E. 02 David W. Gent, P.E. 03 Randall B. Hale 04 David C. Roussel 05 Kevin M. Palma The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2019. 0 0 0 3. Conduct a non-binding say-on-pay advisory vote on the compensation of our named executive officers. 0 0 0  The Board of Directors recommends you vote 3 YEARS on proposal 4. 1 year 2 years 3 years Abstain 4. Conduct a non-binding say-on-frequency advisory vote on the frequency of future advisory votes on the compensation of our named executive officers. 0 0 0 0 NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. Please indicate if you plan to attend this meeting Yes No 0 0 Please sign exactly as name appears hereon and date. If the shares are jointly held, each holder should sign. When signing as an attorney, executor, administrator, trustee, or as an officer signing for a corporation, please give full title under signature. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report, Supplement is/are available at www.proxyvote.com REVISED PROXY CARD PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS The undersigned hereby appoints William A. Coskey and Mark A. Hess, either of them, jointly and severally, with power of substitution, to represent and to vote as designated all shares of common stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of ENGlobal Corporation, to be held at our headquarters located at 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060, on Monday, December 30, 2019 at 10:00 a.m., local time, or any adjournment thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTORS, “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP, “FOR” A NON-BINDING “SAY-ON-PAY” ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AND “3 YEARS” ON A NON-BINDING “SAY-ON-FREQUENCY” ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AND IN THE PROXY HOLDER’S DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Continued and to be signed on reverse side